Taxation	12 Months Ended
Dec. 31, 2018
Text block [abstract]
Taxation

14. Taxation

The Group’s tax charge is the sum of the total current and deferred tax expense.

Taxation charge based on profits for the year	2018 £m	2017 £m	2016 £m
UK current year charge	234	199	241
Rest of World current year charge	1,426	1,928	1,326
Credit in respect of prior periods	(492)	(508)	(149)

Total current taxation	1,168	1,619	1,418
Total deferred taxation	(414)	(263)	(541)

Total tax	754	1,356	877

In 2018, GSK made payments of £113 million in UK corporation tax to HMRC. These amounts are for UK corporation tax only, and do not include the various other business taxes borne in the UK by GSK each year.

The deferred tax credit in 2018 reflected the origination of current year tax losses, where offset against taxable profits in future periods is probable, as well as an uplift in the tax carrying value of certain Consumer Healthcare brands as a result of the acquisition of Novartis’ interest in the former Consumer Healthcare Joint Venture.

The deferred tax credit in 2017 reflected the revaluation of existing deferred tax liabilities to reflect a lower Swiss tax rate applicable following Swiss tax reform, and an increase in deferred tax assets related to intra-Group profit on inventory. The impact of these items was partly offset by the revaluation of existing deferred tax assets to reflect the lower US tax rate applicable following the enactment of US tax reform. In 2016, the net deferred tax credit was impacted to a greater extent by remeasurement of the contingent consideration in relation to the former Shionogi-ViiV Healthcare Joint Venture.

The following table reconciles the tax charge calculated at the UK statutory rate on the Group profit before tax with the actual tax charge for the year.

Reconciliation of taxation on Group profits	2018 £m	2018%	2017 £m	2017%	2016 £m	2016%
Profit before tax	4,800		3,525		1,939
UK statutory rate of taxation	912	19.0	679	19.25	388	20.0
Differences in overseas taxation rates	675	14.1	635	18.0	593	30.6
Benefit of intellectual property incentives	(522)	(10.9)	(458)	(13.0)	(321)	(16.5)
R&D credits	(73)	(1.5)	(75)	(2.1)	(93)	(4.8)
FV remeasurement of non-taxable put options	221	4.6	227	6.4	340	17.5
Tax losses where no benefit is recognised	24	0.5	28	0.8	(15)	(0.8)
Permanent differences on disposals and acquisitions	(7)	(0.1)	4	0.1	(21)	(1.1)
Other permanent differences	85	1.7	196	5.6	122	6.3
Re-assessments of prior year estimates	(436)	(9.1)	(475)	(13.5)	(116)	(6.0)
US and Swiss Tax Reform	(125)	(2.6)	595	16.9

Tax charge/tax rate	754	15.7	1,356	38.5	877	45.2

GSK has a substantial business presence in many countries around the world. The impact of differences in overseas taxation rates arose from profits being earned in countries with tax rates higher than the UK statutory rate, the most significant of which in 2018 were the US, Belgium, India and Japan. The adverse impact was partly offset by the increased benefit of intellectual property incentives such as the UK Patent box and Belgian Patent income deduction regimes. Such regimes provide a reduced rate of corporate income tax on profits earned from qualifying patents.

The Group’s 2018 tax rate of 15.7% has been influenced by the reassessment of open issues with tax authorities in various jurisdictions, together with the £125 million credit related to a reduced estimate of the 2017 impact of US Tax Reform following additional guidance being released by the US tax authorities and the transaction related charges arising on the Group’s put option liabilities to ViiV Healthcare and the former Consumer Healthcare Joint Venture with Novartis.

Future tax charges, and therefore the Group’s effective tax rate, may be affected by factors such as acquisitions, disposals, restructuring, the location of research and development activity, tax regime reforms and resolution of open matters as tax affairs are brought up to date around the world.

	2018	2017	2016
Tax on items charged to equity and statement of comprehensive income	£m	£m	£m
Current taxation
Share-based payments	0	—	7
Defined benefit plans	(2)	26	32

	(2)	26	39

Deferred taxation
Share-based payments	2	(4)	—
Defined benefit plans	(144)	(247)	94
Fair value movements on cash flow hedges	(2)	—	2
Fair value movements on equity investments	10	29	51

	(134)	(222)	147

Total (charge)/credit to equity and statement of comprehensive income	(136)	(196)	186

All of the above items have been charged to the statement of comprehensive income except for tax on share-based payments.

Issues relating to taxation

The integrated nature of the Group’s worldwide operations involves significant investment in research and strategic manufacture at a limited number of locations, with consequential cross-border supply routes into numerous end-markets. In line with current OECD guidelines GSK bases its transfer pricing policy on the ‘arm’s length’ principle. However, different tax authorities may seek to attribute further profit to activities being undertaken in their jurisdiction potentially resulting in double taxation. The Group also has open items in several jurisdictions concerning such matters as the deductibility of particular expenses and the tax treatment of certain business transactions. GSK applies a risk-based approach to determine the transactions most likely to be subject to challenge and the probability that the Group would be able to obtain compensatory adjustments under international tax treaties.

The calculation of the Group’s total tax charge therefore necessarily involves a degree of estimation and judgement in respect of certain items whose tax treatment cannot be finally determined until resolution has been reached with the relevant tax authority or, as appropriate, through a formal legal process. At 31 December 2018 the Group had recognised provisions of £1,082 million in respect of such uncertain tax positions (2017 – £1,175 million). The decrease in recognised provisions during 2018 was driven by the reassessment of estimates and the utilisation of provisions for uncertain tax positions following the settlement of a number of open issues with tax authorities in various jurisdictions. Whilst the ultimate liability for such matters may vary from the amounts provided and is dependent upon the outcome of agreements with the relevant tax authorities, or litigation where appropriate, the Group continues to believe that it has made appropriate provision for periods which are open and not yet agreed by the tax authorities. GSK does not currently anticipate any material changes to the amounts provided for transfer pricing or tax contingencies during the next 12 months.

A provision for deferred tax liabilities of £185 million as at 31 December 2018 (2017 – £209 million) has been made in respect of withholding taxation that would be payable on the remittance of profits by certain overseas subsidiaries. Whilst the aggregate amount of unremitted profits at the balance sheet date was approximately £18 billion (2017 – £17 billion), the majority of these unremitted profits would not be subject to tax (including withholding tax) on repatriation, as UK legislation relating to company distributions provides for exemption from tax for most overseas profits, subject to certain exceptions. Deferred tax is not provided on temporary differences of £231 million (2017 – £nil) arising on unremitted profits as management has the ability to control any future reversal and does not consider such a reversal to be probable.

Movement in deferred tax assets and liabilities

	Accelerated capital allowances £m	Intangible assets £m	Contingent consideration £m	Intra-Group profit £m	Pensions & other post employment benefits £m	Tax losses £m	Share option and award schemes £m	Other net temporary differences £m	Total £m
At 1 January 2017	(377)	(2,324)	1,138	1,054	1,262	227	110	1,350	2,440
Exchange adjustments	(7)	75	—	(58)	(48)	(5)	(4)	(18)	(65)
Credit/(charge) to income statement	62	330	(52)	256	3	59	(1)	(88)	569
Credit/(charge) to income statement associated with US tax reform	5	116	(218)	(235)	(210)	(20)	(27)	(216)	(805)
Credit to income statement associated with Swiss tax reform	—	483	—	—	—	—	—	—	483
(Charge)/credit to statement of comprehensive income and equity	—	—	—	—	(247)	—	(4)	29	(222)

At 1 January 2018	(317)	(1,320)	868	1,017	760	261	74	1,057	2,400
Exchange adjustments	(6)	(4)	0	43	38	2	2	9	84
Credit/(charge) to income statement	(12)	365	(34)	(31)	33	183	(7)	(101)	396
Credit/(charge) to statement of comprehensive income and equity	0	0	0	0	(144)	0	2	8	(134)
Reclassification on disposal	0	0	0	0	7	1	0	(23)	(15)

At 31 December 2018	(335)	(959)	834	1,029	694	447	71	950	2,731

The net credit to the income statement of £396 million included an £18 million charge related to R&D incentives recognised within Operating profit (and not the taxation charge) in the income statement.

Deferred tax liabilities provided in relation to intangible assets predominately relate to temporary differences arising on assets and liabilities acquired as part of historic business combinations.

The Group continues to recognise deferred tax assets on future obligations in respect of contingent consideration amounts payable to minority shareholders. These payments are tax deductible at the point in time at which payment is made.

A deferred tax asset is recognised on intra-Group profits arising on inter-company inventory which are eliminated within the consolidated accounts. As intra-Group profits are not eliminated from the individual entities’ tax returns a temporary difference arises that will reverse at the point in time inventory is sold externally.

The deferred tax asset recognised on tax losses of £447 million (2017 – £261 million) related to trading losses. Other net temporary differences included accrued expenses for which a tax deduction is only available on a paid basis, such as for pensions.

Deferred tax asset and liabilities are recognised on the balance sheet as follows:

	2018	2017
	£m	£m
Deferred tax assets	3,887	3,796
Deferred tax liabilities	(1,156)	(1,396)

	2,731	2,400

Deferred tax assets are recognised on US foreign tax credits only where it is probable that future taxable profits will be available. The net amount of foreign tax credits on which deferred tax has not been provided was £114 million at 31 December 2018 (2017 – £151 million).

	2018		2017
		Unrecognised		Unrecognised
		deferred tax		deferred tax
	Tax losses	asset	Tax losses	asset
Unrecognised tax losses	£m	£m	£m	£m
Trading losses expiring:
Within 10 years	678	148	802	187
More than 10 years	957	93	872	99
Available indefinitely	89	15	86	14

At 31 December	1,724	256	1,760	300

Capital losses expiring:
Available indefinitely	2,042	399	1,924	372

At 31 December	2,042	399	1,924	372

Deferred tax assets are only recognised where it is probable that future taxable